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Exhibit 10.2

                            STOCK PURCHASE AGREEMENT

                                  by and among

                              Linkwell Corporation
                  (Parent Company of Linkwell Tech Group, Inc.)

                            Linkwell Tech Group, Inc.
                                   (Acquiror)

             Shanghai Likang Disinfectant High-Tech Company, Limited
                                   (Acquiree)

                                 and the Seller

                             Shanghai Shanhai Group

       (10% Shareholder of Shanghai Likang Disinfectant High-Tech Company)







                                  April 6, 2007



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                            STOCK PURCHASE AGREEMENT


THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into this 6th day of April, 2007 by and among Linkwell Corporation, a Florida corporation ("Linkwell"), Linkwell Tech Group, Inc., a Florida corporation and wholly-owned subsidiary of Linkwell ("Linkwell Tech"), Shanghai Likang Disinfectant High-Tech Company, Limited, a Chinese company ("Likang Disinfectant" or the "Company"), and Shanghai Shanhai Group, a Chinese company which owns 10% equity interest of the Company (hereinafter referred to as the "Shareholder").

                                    RECITALS:



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A.   Shanghai Shanhai Group owns 10% of the issued and outstanding shares of the capital stock of Likang Disinfectant.

B. Linkwell Tech is willing to acquire Shareholder's issued and outstanding capital stock representing 10% of Likang Disinfectant from the Shareholder, resulting in Likang Disinfectant becoming a wholly-owned subsidiary of Linkwell Tech.

C. Likang Disinfectant is doing business in China and related territories with an address of No. 476 Hutai Branch Road, Baoshan District, Shanghai (200436).

D. It is the intention of the parties hereto that: (i) Linkwell Tech shall acquire 10% of the issued and outstanding capital stock of Likang Disinfectant from Shareholder in exchange for 3,000,000 shares of Linkwell Corporation authorized but unissued Common Stock as set forth below (the "Exchange"); and (ii) the Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended, (the "Act") and under the applicable securities laws of the state or jurisdiction where the Shareholder reside.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

SECTION 1.  EXCHANGE OF SHARES

         1.1 Exchange of Shares. Likang Disinfectant and the Shareholder hereby agree that the Shareholder shall, on the Closing Date of April 6, 2007, exchange the issued and outstanding shares it holds of Likang Disenfectant representing a 10% interest in Likang Disenfectant (the "Likang Shares") for 3,000,000 newly issued restricted shares of Linkwell Corporation Common Stock, $.001 par value (the "Linkwell Shares").

         1.2 Delivery of Shares. On the Closing Date, the Shareholder will deliver to Linkwell Tech the certificates representing its 10% interest in Likang Disinfectant, duly endorsed (or with executed stock powers) so as to make Linkwell Tech the 10% owner of Likang Disinfectant and Linkwell Tech shall deliver to the Shareholder or his nominee the Linkwell Shares.

         1.3 Investment Intent. The 3,000,000 newly issued shares of Linkwell common stock have not been registered under the Securities Act of 1933, as Amended, and may not be resold unless the Linkwell Shares are registered under the Act or an exemption from such registration is available. The Shareholder represents and warrants that they are acquiring the Linkwell Shares for their own account, for investment, and not with a view to the sale or distribution of such Shares. Each certificate representing the Linkwell Shares will have a legend thereon incorporating language as follows:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the
          "Act"). The shares have been acquired for investment and may not be sold or transferred in the absence of an effective
          Registration Statement for the shares under the Act unless in the opinion of counsel satisfactory to Linkwell Corporation, registration is not required under the Act."

         1.4. Conditions Precedent. Completion of the Exchange shall be conditional upon (a) the Shareholder completing a review of the financial, trading and legal position of Likang Disinfectant ; (b) Likang Disinfectant has obtained all the necessary consent, authorization and approval from the relevant regulatory authorities, its board of directors and/or its Shareholder;

SECTION 2. REPRESENTATIONS AND WARRANTIES OF LIKANG DISINFECTANT AND THE SHAREHOLDER

         Likang Disinfectant and the Shareholder hereby represent and warrant as follows:

         2.1 Organization and Good Standing; Ownership of Shares. Likang Disinfectant is a corporation duly organized, validly existing and in good standing under the laws of China, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. Likang Disinfectant is duly licensed or qualified and in good standing as a Chinese company where the character of the properties owned by it or the nature of the business transacted by it make such licenses or qualifications necessary. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating either Likang Disinfectant or the Shareholder to issue, sell or transfer any stock or other securities of Likang Disinfectant. Likang Disinfectant does not have any subsidiaries.

       2.2 Ownership of Capital Stock. The Shareholder is the beneficial owner of record and beneficially of 10% of the shares of capital stock of Likang Disinfectant, all of which shares are free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement.

         2.3 Financial Statements, Books and Records. There has been previously delivered to Linkwell the unaudited balance sheet of Likang Disinfectant as of Dec 31, 2006 (the "Balance Sheet"). The Balance Sheet is true and accurate and fairly represents the financial position of Likang Disinfectant as at such date, and has been prepared in accordance with generally accepted accounting principles consistently applied.

         2.4 No Material Adverse Changes. Since the date of the Balance Sheet there has not been:


                  (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of Likang Disinfectant ;

                  (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of Likang Disinfectant , whether or not covered by insurance;

                  (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of Likang Disinfectant 's capital stock;

                  (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by Likang Disinfectant of any properties or assets; or

                  (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

         2.5 Taxes. Likang Disinfectant has prepared and filed all appropriate tax returns for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provision for the payment thereof.

         2.6 Compliance with Laws. Likang Disinfectant has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of Likang Disinfectant .

         2.7 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

                  (i) violate any provision of the Articles of Incorporation or By-Laws of Likang Disinfectant ;

                  (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Likang Disinfectant is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Likang Disinfectant , or upon the properties or business of Likang Disinfectant ; or

                  (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a materially adverse effect on the business or operations of Likang Disinfectant
..

         2.8 Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving Likang Disinfectant.

         2.9 Brokers or Finders. No broker's or finder's fee will be payable by Lnkwell in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by Likang Disinfectant or the Shareholder.

         2.10 Real Estate. Likang Disinfectant owns real property and is a party to any leasehold agreement.


         2.11 Tangible Assets. Likang Disinfectant has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, owned or leased by Likang Disinfectant, any related capitalized items or other tangible property material to the business of Likang Disinfectant (the "Tangible Assets"). Likang Disinfectant holds all rights, title and interest in all the Tangible Assets owned by it on the Balance Sheet or acquired by it after the date of the Balance Sheet, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances. All of the Tangible Assets are in good operating condition and repair taking into account the age of the tangible assets and subject to fair wear and tear, and are usable in the ordinary course of business of Likang Disinfectant and conform to all applicable laws, ordinances and governmental orders, rules and regulations relating to their construction and operation.

         2.12 Liabilities. Likang Disinfectant does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the Balance Sheet. As of the Closing Date, Likang Disinfectant will not have any Liabilities, other than Liabilities fully and adequately reflected on the Balance Sheet, except for Liabilities incurred in the ordinary course of business.

         2.13 Operations of Likang Disinfectant. From the date of the Balance Sheet on Dec. 31, 2006 and through the Closing Date on April 6, 2007 hereof Likang Disinfectant has not and will not have:

                  (i) incurred any indebtedness for borrowed money;

                  (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

                  (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

                  (iv) except in the ordinary course of business, incurred or assumed any indebtedness or liability (whether or not currently due and payable);

                  (v) disposed of any assets of Likang Disinfectant except in the ordinary course of business; or

                  (vi) materially increased the annual rate of compensation of any executive employee of Likang Disinfectant ;

                  (vii) increased, terminated, amended or otherwise modified any plan for the benefit of employees of Likang Disinfectant ;

                  (viii) issued any equity securities or rights to acquire such equity securities; or

                  (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

         2.14 Capitalization. Likang Disinfectant has registered (Y)2 million
(RMB) in capital. Neither Likang Disinfectant nor the Shareholder has granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the issued or unissued shares of capital stock of Likang Disinfectant except the Exchange pursuant to this Agreement.

         2.15 Full Disclosure. No representation or warranty by Likang Disinfectant or the Shareholder in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to Likang Disinfectant pursuant hereto or in connection with the negotiation, execution or performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of Likang Disinfectant .

         2.16 Representations and Warranties on Closing Date. The representations and warranties contained in this Section 2 shall be true and complete on the Closing Date on April 6, 2007 with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF LINKWELL TECH

         Linkwell Tech hereby represents and warrants to Likang Disinfectant and the Shareholder as follows:

3.1 Organization and Good Standing. Linkwell Tech is a corporation, duly organized, validly existing and in good standing under the laws of the State of Florida, and is the wholly-owned subsidiary of Linkwell Corporation, a Florida corporation. Linkwell Tech is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. Linkwell Tech is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification. Linkwell Tech is the record and beneficial owner of 90% of the issued and outstanding shares of Shanghai Likang Disinfectant Co., Ltd. ("Likang"), which shares are owned free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating Linkwell Tech to sell or transfer to any third person any of the shares of Likang owned by Linkwell Tech, or any interest therein

Likang is a corporation, duly organized, validly existing and in good standing under the laws of China, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. Likang is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification


         3.2 The Linkwell Shares. The Linkwell Shares to be issued to the Shareholder have been or will have been duly authorized by all necessary corporate and stockholder actions and, when so issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable.

         3.3 Financial Statements; Books and Records. There has been previously delivered to Likang Disinfectant, the audited balance sheet of Linkwell Tech as of Dec 31, 2006 (the "Balance Sheets") and the related statements of operations for the periods then ended (the "Financial Statements"). The Financial Statements are true and accurate and fairly represent the financial position of Linkwell Tech as at such dates and the results of its operations for the periods then ended, and have been prepared in accordance with generally accepted accounting principles consistently applied.

         3.4 No Material Adverse Changes. Since the date of the Linkwell Tech Balance Sheet on Dec 31, 2006, there has not been:

                  (i) any material adverse change in the assets, operations, condition (financial or otherwise) or prospective business of Linkwell Tech;

                  (ii) any damage, destruction or loss materially affecting the assets, prospective business, operations or condition (financial or otherwise) of Linkwell Tech, whether or not covered by insurance;

                  (iii) any declaration, setting aside or payment of any dividend or distribution with respect to any redemption or repurchase of Linkwell Tech's capital stock;

                  (iv) any sale of an asset (other than in the ordinary course of business) or any mortgage or pledge by Linkwell Tech of any properties or assets; or

                  (v) adoption of any pension, profit sharing, retirement, stock bonus, stock option or similar plan or arrangement.

         3.5 Taxes. Linkwell Tech has prepared and filed all appropriate tax returns for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provision for the payment thereof.

         3.6 Compliance with Laws. Linkwell Tech has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business of Linkwell Tech.

         3.7 No Breach. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not:

                  (i) violate any provision of the Articles of Incorporation or By-Laws of Linkwell Tech;

                  (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Linkwell Tech is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Linkwell Tech or upon the properties or business of Linkwell Tech; or

                  (iv) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a material adverse effect on the business or operations of Linkwell Tech.

         3.8 Actions and Proceedings. There is no outstanding order, judgment, injunction, award or decree of any court, governmental or regulatory body or arbitration tribunal against or involving Linkwell Tech.

         3.9 Brokers or Finders. No broker's or finder's fee will be payable by Linkwell Tech in connection with the transactions contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by Linkwell Tech.

         3.10 Assets Linkwell Tech has full title and interest in all machinery, equipment, furniture, leasehold improvements, fixtures, vehicles, structures, owned or leased by Linkwell Tech, any related capitalized items or other tangible property material to the business of Linkwell Tech (the "Tangible Assets"). Linkwell Tech holds all rights, title and interest in all the Tangible Assets owned by it on the Balance Sheet or acquired by it after the date of the Balance Sheet, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances. All of the Tangible Assets are in good operating condition and repair taking into account the age of the tangible assets and subject to fair wear and tear, and are usable in the ordinary course of business of Linkwell Tech and conform to all applicable laws, ordinances and governmental orders, rules and regulations relating to their construction and operation.

         3.11 Liabilities. Linkwell Tech does not have any direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued or absolute, contingent or otherwise, including, without limitation, any liability on account of taxes, any other governmental charge or lawsuit (all of the foregoing collectively defined to as "Liabilities"), which were not fully, fairly and adequately reflected on the Balance Sheet. As of the Closing Date, Linkwell Tech will not have any Liabilities, other than Liabilities fully and adequately reflected on the Linkwell Tech Balance Sheet or Linkwell Tech balance sheet dated Dec 31, 2006, except for Liabilities incurred in the ordinary course of business.

         3.12 Operations of Linkwell Tech.  Except as set forth on Schedule 3.11


                  (i) incurred any indebtedness for borrowed money;

                  (ii) declared or paid any dividend or declared or made any distribution of any kind to any shareholder, or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares in its capital stock;

                  (iii) made any loan or advance to any shareholder, officer, director, employee, consultant, agent or other representative or made any other loan or advance otherwise than in the ordinary course of business;

                  (iv) except in the ordinary course of business, incurred or assumed any indebt%dness or liability (whether or not currently due and payable);

                  (v) disposed of any assets of Linkwell Tech except in the ordinary course of business; or

                  (vi) materially increased the annual level of compensation of any executive employee of Linkwell Tech;

                  (vii) increased, terminated amended or otherwise modified any plan for the benefit of employees of Linkwell Tech;

                  (viii) issued any equity securities or rights to acquire such equity securities; or

                  (ix) except in the ordinary course of business, entered into or modified any contract, agreement or transaction.

         3.13 Authority to Execute and Perform Agreements. Linkwell Tech has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully their obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of Linkwell Tech, enforceable in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and the performance by Linkwell Tech of this Agreement, in accordance with its respective terms and conditions will not:

                  (i) require the approval or consent of any governmental or regulatory body, the Stockholders of Linkwell Tech, or the approval or consent of any other person;

                  (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with any notice or lapse of time or both would constitute) a default under, any order, judgment or decree applicable to Linkwell Tech, or any instrument, contract or other agreement to which Linkwell Tech is a party or by or to which Linkwell Tech is bound or subject; or

                  (iii) result in the creation of any lien or other encumbrance on the assets or properties of Linkwell Tech.

         3.14 Delivery of Periodic Reports; Compliance with 1934 Act. Linkwell Tech has provided Likang Disinfectant and the Shareholder with financial statements. All reports filed pursuant to such Act are complete and correct in all material respects. All material contracts relative to LINKWELL are included in the Periodic Reports. All material contracts and commitments for the provision or receipt of services or involving any obligation on the part of Linkwell Tech are included as exhibits to such periodic reports or are listed on
Schedule 3.13 hereto.


         3.15 Full Disclosure. No representation or warranty by Linkwell Tech in this Agreement or in any document or schedule to be delivered by it pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to Likang Disinfectant or the Shareholder pursuant hereto or in connection with the execution or performance of this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the business of Linkwell Tech.

         3.16 Representations and Warranties on Closing Date. The representations and warranties contained in this Section 3 shall be true and complete on the Closing Date with the same force and effect as through such representations and warranties had been made on and as of the Closing Date on April 6, 2007.

SECTION 4.  COVENANTS OF COMPANY AND SHAREHOLDER

         Likang Disinfectant and the Shareholder covenant to Linkwell Tech as follows:

         4.1 Conduct of Business. From the date hereof through the Closing Date, the Shareholder and Likang Disinfectant shall conduct its business in the ordinary course.

         4.2 Preservation of Business. From the date April 6, 2007 through the Closing Date, the Shareholder and Likang Disinfectant shall use its best efforts to preserve its business organization intact, keep available the services of its present employees, consultants and agents, maintain its present suppliers and customers and preserve its goodwill.

         4.3 Litigation. Likang Disinfectant shall promptly notify Linkwell Tech of any lawsuits, claims, proceedings or investigations which after the date hereof are threatened or commenced against Likang Disinfectant or against any officer, director, and employee, consultant, and agent, Shareholder or other representative with respect to the affairs of Likang Disinfectant.

         4.4 Continued Effectiveness of Representations and Warranties. From the date hereof through the Closing Date, the Shareholder and Likang Disinfectant shall conduct its business in such a manner so that the representations and warranties contained in Section 2 shall continue to be true and correct on and as of the Closing Date and as if made on and as of the Closing Date, and shall:

                  (i) promptly give notice to Linkwell Tech of any event, condition or circumstance occurring from the date hereof through the Closing Date which would render any of the representations or warranties materially untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

                  (ii) supplement the information contained herein in order that the information contained herein is kept current, complete and accurate in all material respects.

SECTION 5.  COVENANTS OF LINKWELL

         LINKWELL covenants to Likang Disinfectant and the Shareholder as follows:

         5.1 Conduct of Business. From the date hereof through the Closing Date, Linkwell shall conduct its business in the ordinary course and, without the prior written consent of Linkwell, shall ensure that Linkwell does not undertake any of the actions specified in Section 3.12 hereof.

         5.2 Preservation of Business. From the date hereof through the Closing Date, Linkwell shall preserve its business organization intact and use its best efforts to preserve Linkwell goodwill.

         5.3 Litigation. Linkwell shall promptly notify Likang Disinfectant of any lawsuits, claims, proceedings or investigations that after the date hereof are threatened or commenced against Linkwell or against any officer, director, employee, consultant, agent, or stockholder with respect to the affairs of Linkwell.

         5.4 Continued Effectiveness of Representations and Warranties. From the date hereof through the Closing Date, Linkwell shall conduct its business in such a manner so that the representations and warranties contained in Section 3 shall continue to be true and correct on and as of the Closing Date and as if made on and as of the Closing Date, and shall:

                  (i) promptly give notice to Linkwell of any event, condition or circumstance occurring from the date hereof through the Closing Date which would render any of the representations or warranties materially untrue, incomplete, insufficient or constitute a violation or breach of this Agreement; and

                  (ii) supplement the information contained herein in order that the information contained herein is kept current, complete and accurate in all material respects.

         5.5 No Other Negotiations. From the date hereof until the earlier of the termination of this Agreement or consummation of this agreement, Linkwell will not permit and will not authorize any officer or director of Linkwell or any other person on its behalf to, directly or indirectly, solicit, encourage, negotiate or accept any offer from any party concerning the possible disposition of all or any substantial portion of the capital stock by merger, sale or any other means or any other transaction that would involve a change in control of Linkwell, or any transaction in which Linkwell contemplates issuing equity or debt securities.

SECTION 6.  COVENANTS

         6.1 Corporate Examinations and Investigations. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation of the assets, properties, business and operations, books, records and financial condition of the other as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other party under this Agreement.

         6.2 Expenses. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

         6.3 Further Assurances. The parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain the fulfillment of the conditions to the Closing on April 6, 2007, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

         6.4 Confidentiality. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith for a period of one (1) year from the date hereof; provided, however, such obligation shall not apply to information which:

                  (i) at the time of disclosure was public knowledge;

                  (ii) after the time of disclosure becomes public knowledge (except due to the action of the receiving party);

                  (iii) the receiving party had within its possession at the time of disclosure.

                  (iv) the disclosure of which is required by law, the SEC or other competent authority;

                   (v) which at the time of disclosure by one party writt en consents have been obtained from the other parties.

SECTION 7.  CONDITIONS PRECEDENT TO THE OBLIGATION OF LIKANG DISINFECTANT TO
CLOSE

         The obligation of Likang Disinfectant to enter into and complete the Agreement is subject, at the option of Likang Disinfectant , to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by Likang Disinfectant in writing.

         7.1 Representations and Covenants. The representations and warranties of Likang Disinfectant and the Shareholder contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. Likang Disinfectant and the Shareholder shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Likang Disinfectant and the Shareholder on or prior to the Closing Date. Likang Disinfectant and the Shareholder shall have delivered to Linkwell Tech, if requested, a certificate, dated the Closing Date, to the foregoing effect.

         7.2 Governmental Permits and Approvals; Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Closing shall have been obtained. The Board of Directors of Likang Disinfectant shall have approved the transactions contemplated by this Agreement and Likang Disinfectant shall have delivered to Linkwell Tech, if requested by Linkwell Tech, resolutions by its Board of Directors, certified by the Secretary of Likang Disinfectant, authorizing the transactions contemplated by this Agreement.

         7.3 Satisfactory Business Review. Likang Disinfectant shall have satisfied itself, after Linkwell Tech and its representatives have completed the review of the business of Likang Disinfectant contemplated by this Agreement, that none of the information revealed thereby or in the Balance Sheet has resulted in, or in the reasonable opinion of Linkwell Tech may result in, a material adverse change in the assets, properties, business, operations or condition (financial or otherwise) of Likang Disinfectant.

         7.4 Certificate of Good Standing. Likang Disinfectant shall receive a certificate of good standing dated 10 business days after the Closing Date to the effect that Likang Disinfectant is in good standing under the laws of its jurisdictions of incorporation.

         7.5 Stock Certificates: At the Closing, the Shareholder will deliver the certificates representing the Likang Shares, duly endorsed (or with executed stock powers) so as to make Linkwell Tech the 10% owner thereof within 10 business days.

         7.8 Other Documents. Likang Disinfectant and the Shareholder shall have delivered such other documents, instruments and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

SECTION 8. CONDITIONS PRECEDENT TO THE OBLIGATION OF LIKANG BIOLOCIGAL AND SHAREHOLDER TO CLOSE

         The obligation of Likang Disinfectant and the Shareholder to enter into and complete the agreement is subject, at the option of Likang Disinfectant and the Shareholder, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived in writing by Linkwell Tech.

          8.1 Representations and Covenants. The representations and warranties of Linkwell Tech contained in this Agreement shall be true in all material respects on the Closing Date with the same force and effect as though made on and as of the Closing Date. Linkwell Tech shall have performed and complied with all covenants and agreements required by the Agreement to be performed or complied with by Linkwell Tech on or prior to the Closing Date. Linkwell Tech will deliver to Likang Disinfectant and the Shareholder, if requested, a certificate, dated the Closing Date and signed by an executive officer of Linkwell Tech, to the foregoing effect within 10 business days after the closing.

          8.2 Governmental Permits and Approvals; Corporate Resolutions. Any and all permits and approvals from any governmental or regulatory body required for the lawful consummation of the Agreement shall have been obtained. The Board of Directors of Linkwell Tech shall have approved the transactions contemplated by this Agreement, and Linkwell Tech will deliver to Linkwell Tech and the Shareholder, if requested, resolutions by their Board of Directors certified by the Secretary of Linkwell Tech authorizing the transactions contemplated by this Agreement within 10 business days after the closing.

         8.3 Third Party Consents. All consents, permits and approvals from parties to any contracts, loan agreements or other agreements with Linkwell Tech which may be required in connection with the performance by Linkwell Tech of their obligations under such contracts or other agreements after the Closing shall have been obtained.

         8.4 Satisfactory Business Review. Likang Disinfectant and the Shareholder shall have satisfied themselves, after Likang Disinfectant , the Shareholder and their representatives and advisers have completed the review of business of Linkwell Tech and the information provided hereby or in connection herewith, or following any discussions with management or representatives of Linkwell Tech that none of the information revealed thereby has resulted in or in the reasonable opinion of Linkwell Tech may result in a material adverse change in the assets, properties, business, operations or condition (financial or otherwise) of Linkwell Tech.

         8.6 Litigation. No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body or instituted or threatened by any governmental or regulatory body to restrain, modify or prevent the carrying out of the transactions contemplated hereby or to seek damages or a discovery order in connection with such transactions, or which has or may in the reasonable opinion of Likang Disinfectant and the Shareholder, have a materially adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of Linkwell Tech.

        8.7 Certificate of Good Standing. Likang Disinfectant and the Shareholder shall receive a certificate of good standing within 10 business days after the Closing Date to the effect that Linkwell Tech is in good standing under the laws of its jurisdictions of incorporation.

          8.8 Stock Certificates. At the Closing, the Shareholder shall receive certificates representing the Linkwell Tech Shares to be received pursuant hereto and subject to the conditions previously described within 10 business days.

          8.9 Other Documents. Linkwell Tech shall have delivered such other instruments, documents and certificates, if any, as are required to be delivered pursuant to the provisions of this Agreement or which may be reasonably requested in furtherance of the provisions of this Agreement.

SECTION 9.  INDEMNIFICATION

         9.1 Obligation of Linkwell Tech to Indemnify. Subject to the limitations on the survival of representations and warranties contained in
Section 9, Linkwell Tech hereby agrees to indemnify, defend and hold harmless Likang Disinfectant and the Shareholder from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and disbursements) (a "Loss") based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of Likang Disinfectant contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

9.2 Obligation of Likang Disinfectant and the Shareholder to Indemnify. Subject to the limitations on the survival of representations and warranties contained in Section 10, Likang Disinfectant and the Shareholder agree to indemnify, defend and hold harmless Linkwell Tech from and against any Loss, based upon, arising out of or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

SECTION 10.  THE CLOSING

         The Closing shall take place not later than April 6, 2007. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate in order to consummate the transactions contemplated hereby including evidence of due authorization of the Agreement and the transactions contemplated hereby.

SECTION 11.  MISCELLANEOUS

         11.1 Waivers. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this Agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

         11.2 Amendment. This Agreement may be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

         11.3 Assignment. This Agreement is not assignable except by operation of law.


         11.4 Notices. Until otherwise specified in writing, the mailing addresses of both parties of this Agreement shall be as follows:

     Linkwell Tech:        Linkwell Tech Group, Inc.
                           9858 Glades Road, #213
                           Boca Raton Fl 33343 US

     Linkwell Corporation  No. 476 Hutai Branch Road, Baoshan
                           District, Shanghai (200436)

     The Shareholder:
                           Shanghai Shanhai Group
                           No.1717 Hutai Branch Road, Baoshan District,
                           Shanghai (200436)

     Likang Disinfectant:  Shanghai Likang Disinfectant High-Tech Company,
                           Limited.
                           No. 476 Hutai Branch Road, Baoshan District,
                           Shanghai (200436)

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address that shall have been furnished in writing to the addressor.

         11.5 Governing Law. This Agreement shall be construed, and the legal relations be the parties determined, in accordance with the laws of the State of Florida, thereby precluding any choice of law rules which may direct the applicable of the laws of any other jurisdiction.

         11.6 Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party except as required to stay in compliance with the Linkwell Tech Corporation reporting obligations under the Securities Exchange Act of 1934.

         11.7 Entire Agreement. This Agreement and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the purchase and issuance of the Likang Shares and the Linkwell Shares and related transactions, and supersede all prior agreements, written or oral, with respect thereto.

         11.8 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         11.9 Severability of Provisions. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

         11.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.





         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                       Linkwell Corporation


                                   By: /s/ Xuelian Bian
                                 ---------------------------------------
                                   Name:  Xuelian Bian
                                   Its:  CEO and Chairman


                       Linkwell Tech Group, Inc.


                                   By: /s/ Wei Guan
                                 ---------------------------------------
                                   Name:  Wei Guan
                                   Its:  Director



                         Shanghai Shanhai Group


                                 By:   /s/ Weidong Yang
                                 ---------------------------------------
                                 Name: Weidong Yang
                                 Its: General Manager



                         Shanghai Likang Disinfectant High-Tech Company, Limited


                                 By:  /s/ Bing Chen
                                 ---------------------------------------
                                 Name: Bing Chen
                                 Its: President